Exhibit 10.250

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of February [__], 2012 (as amended, modified, restated or supplemented from time to time, the “Security Agreement”) is entered into by and among the parties identified as “Grantors” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H

WHEREAS, a credit facility has been established in favor of Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTAG”) and DTG Operations, Inc., an Oklahoma corporation (“Operations” and together with DTAG, the “Borrowers”), pursuant to the terms of that certain Credit Agreement dated as of the date hereof (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among the Borrowers, the Guarantors, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, it is required under the terms of the Credit Agreement that the Grantors shall have granted the security interests and undertaken the obligations contemplated by this Security Agreement; and

WHEREAS, this Security Agreement is required under the terms of the Credit Agreement; and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Definitions.

(a)           Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b)           The following terms shall have the meanings assigned thereto in the UCC:  Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

(c)           As used herein, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the introductory paragraph hereof.

“Certificates of Title” means collectively, all certificates of title with respect to the Collateral of any Grantor issued by any Governmental Authority pursuant to applicable state and/or federal law.

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement, naming any Grantor as licensor, granting any right under any Copyright.

“Copyrights” means (a) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States and (b) all renewals thereof.

“Equipment” means all “equipment” (as defined in the UCC), including all items of machinery, equipment, computer hardware, furnishings and fixtures of every kind, whether or not affixed to real property, as well as all motor vehicles, automobiles, trucks, trailers, railcars, barges and vehicles of every description, handling and delivery equipment, all additions to, substitutions for, replacements of or accessions to any of the foregoing, all attachments, components, parts (including spare parts) and accessories whether installed thereon or affixed thereto and all fuel for any thereof and all options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights and indemnification relating to any of the foregoing.

“Patent License” means any agreement, whether written or oral, providing for the grant by or to a Grantor of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” means (a) all letters patent of the United States and all reissues and extensions thereof, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.

“Secured Obligations” means, without duplication, (i) all Obligations and (ii) all costs and expenses incurred in connection with enforcement and collection of the Obligations, including, without limitation, attorneys’ fees and disbursements.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders and any holder of the Secured Obligations, and “Secured Party” means any one of them.

“Trademark License” means any agreement, written or oral, providing for the grant by or to a Grantor of any right to use any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade style, trade dress, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof and (b) all renewals thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.           Grant of Security Interest in the Collateral.  To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a)           all Accounts;

(b)           all cash and currency;

(c)           all Certificates of Title, motor vehicle registrations, books and records (including (i) customer lists, credit files, computer programs, printouts and other computer materials and records, (ii) maintenance, service, repair and warranty information and records, (iii) warranty and service agreements and (iv) all licenses, registrations, permits, pending applications, charters, inspection and emission testing documents and other items required for the registration, titling and operation of the Material Rentable Vehicles) of each Grantor pertaining to any of the Collateral;

(d)           all Chattel Paper;

(e)           all Commercial Tort Claims that are identified on Schedule 2(e) attached hereto;

(f)           all Copyrights;

(g)           all Copyright Licenses;

(h)           all Deposit Accounts;

(i)           all Documents;

(j)           all Equipment;

(k)           all Fixtures;

(l)           all General Intangibles;

(m)           all domain names;

(n)           all Goods;

(o)           all Instruments;

(p)           all Inventory and Material Rentable Vehicles;

(q)           all Investment Property;

(r)           all Letter-of-Credit Rights;

(s)           all Patents;

(t)           all Patent Licenses;

(u)           all Software;

(v)           all Supporting Obligations;

(w)           all Trademarks;

(x)           all Trademark Licenses; and

(y)           to the extent not otherwise included, all Accessions and all Proceeds of any and all of the foregoing.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include (i) Excluded Property, (ii) any interest pledged pursuant to the Pledge Agreement, (iii) owned real property, and (iv) any property the purchase of which was financed by Indebtedness permitted under Section 8.03(e) of the Credit Agreement, to the extent that the documents creating such Indebtedness prohibit the granting of a Lien thereon, but only for so long as the related Indebtedness remains outstanding.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not and shall not be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

3.           Provisions Relating to Accounts.

(a)           Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account.  Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

(b)           At any time after the occurrence and during the continuation of an Event of Default, after having provided written notice to the applicable Grantor (i) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications, (ii) upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

4.           Representations and Warranties.  Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)           Legal Name.

(i)           Each Grantor’s exact legal name (and for the prior five years or since the date of its formation has been, except as set forth on Schedule 6.20(c) to the Credit Agreement), and each Grantor’s taxpayer identification number and organization identification number is as of the date hereof as set forth on Schedule 6.20(b) to the Credit Agreement.

(ii)           Each Grantor’s state of formation is (and for the prior five years or since the date of its formation has been, except as set forth on Schedule 6.20(c) to the Credit Agreement) as of the date hereof as set forth on Schedule 6.20(c) to the Credit Agreement.

(iii)           Other than as set forth on Schedule 6.20(c) to the Credit Agreement, no Grantor has been party to a merger, consolidation or other change in structure in the five years prior to the Closing Date.

(b)           Ownership.  Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(c)           Security Interest/Priority.  This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

(d)           Types of Collateral.  None of the Collateral consists of, or is the Accessions or the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or Standing Timber.

(e)           Accounts.  With respect to the Accounts of the Grantors reflected as accounts receivable on the consolidated balance sheet of DTAG and its Subsidiaries most recently delivered to the Administrative Agent pursuant to the Credit Agreement, (i) each Account of the Grantors and the papers and documents relating thereto are in all material respects accurate and what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein and (iii) any Account of a Grantor evidenced by any Instrument or Chattel Paper in excess of $1,000,000 has, to the extent requested by the Administrative Agent, been endorsed over and delivered to, or submitted to the control of, the Administrative Agent.

(f)           Commercial Tort Claims.  Such Grantor has no commercial tort claims in respect of which a complaint, counterclaim or similar motion has been filed with any Governmental Authority by any Loan Party seeking damages in an amount reasonably estimated to exceed $1,000,000, other than (i) those listed on Schedule 2(e), or (ii) as to which the actions required by Section 5(j) have been taken.

(g)           Material Rentable Vehicles.

(i)           Title; No Other Liens.  Except for the Liens granted to the Administrative Agent, for the benefit of the holders of the Secured Obligations, pursuant to this Security Agreement and Permitted Liens, each Grantor owns each Material Rentable Vehicle free and clear of any and all Liens.  No security agreement, financing statement or other public notice with respect to any Material Rentable Vehicle or any Certificate of Title is on file or of record in any public office, except (A) such as may have been filed in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, pursuant to this Security Agreement, (B) filings made with respect to the Existing Credit Agreement that will be terminated promptly after the date hereof, (C) as may be permitted pursuant to the Credit Agreement or (D) notations on Certificates of Title in favor of Deutsche Bank Trust Company Americas or its agent provided there are no Liens in favor of Deutsche Bank Trust Company Americas or its agent on such Certificates of Title or the related Material Rentable Vehicles.  Each Grantor or its agent holds the original Certificate(s) of Title for the Material Rentable Vehicles owned by such Grantor.

(ii)           Perfected First-Priority Liens.  When notations have been made on the original Certificates of Title in accordance with Section 7.14(c) of the Credit Agreement and Section 5(k) hereof by the appropriate Persons in the applicable governmental offices, and any deliveries of such Certificates of Title to the Administrative Agent that are necessary under applicable Law, the Liens granted pursuant to this Security Agreement will constitute perfected Liens prior to all other Liens (other than Liens permitted by

Section 8.01(c), (d), (h) or (j) of the Credit Agreement) in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Material Rentable Vehicles as collateral security for the Secured Obligations, which Liens are enforceable as such against all creditors of and purchasers from such Grantor.

5.           Covenants.  Each Grantor covenants that, so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated (other than contingent indemnification obligations and similar obligations in each case for which no claim has been asserted), such Grantor shall:

(a)           Other Liens.  Defend the Collateral against Liens therein other than Permitted Liens.

(b)           Instruments/Tangible Chattel Paper/Documents.  If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument (other than checks deposited in the ordinary course of business) or Tangible Chattel Paper in excess of $1,000,000, or if any property constituting Collateral having a value in excess of $1,000,000 shall be stored or shipped subject to a Document, (i) ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Grantor or its agent at all times or, if requested by the Administrative Agent, is immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent and (ii) ensure if required by the Administrative Agent that any such Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper; provided, however, that no Instrument listed as “Intercompany Notes under Existing Credit Agreement” in Schedule B3 to the Perfection Questionnaire dated as of the date hereof shall be required to be delivered to the Administrative Agent unless such Instruments shall not have been cancelled prior to ninety (90) days after the date of this Agreement, in which case such Instruments will be delivered to the Administrative Agent by the date that is ninety (90) days after the date of this Agreement.

(c)           Perfection of Security Interest.  Execute and deliver to the Administrative Agent such agreements, assignments or instruments and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent the effectiveness, perfection and priority of its security interests in the Collateral hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights (that are not Excluded Property), a short form grant of security interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 5(c)(i) attached hereto, (C) with regard to Patents (that are not Excluded Property), a short form grant of security interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 5(c)(ii) attached hereto and (D) with regard to Trademarks (that are not Excluded Property) registered with the United States Patent and Trademark Office and all applications for Trademarks (that are not Excluded Property) filed with the United States Patent and Trademark Office, a short form grant of security interest in Trademarks for filing with the United States Patent and Trademark Office in the form of

Exhibit 5(c)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder.  To that end, each Grantor authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation “all assets” and/or “all personal property” collateral descriptions, and/or less specific than the description of the Collateral contained herein, provided, in the event that a collateral description is used with respect to financing statements filed on Operations or any Subsidiary that may serve as a lessee under Securitization Program Documents as debtor that is broader and/or less specific than the description of the Collateral contained herein, such collateral description shall expressly exclude any assets subject to a Lien permitted by Section 8.01(s) of the Credit Agreement and such description shall specifically include the text of Section 8.01(s) and the definitions from the Credit Agreement of each  defined term used therein) disclosing the Administrative Agent’s security interest in any or all of the Collateral of such Grantor without such Grantor’s signature thereon, and further, each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other Person whom the Administrative Agent may designate, as such Grantor’s attorney-in-fact with full power and for the limited purpose to sign in the name of such Grantor any such financing statements (including renewal statements), amendments and supplements, notices or any similar documents that in the Administrative Agent’s reasonable discretion would be necessary or  appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid and until the commitments relating thereto shall have been terminated (other than contingent indemnification obligations and similar obligations in each case for which no claim has been asserted).  Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Grantor wherever the Administrative Agent may in its sole discretion desire to file the same.  In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Grantor or any part thereof, or to any of the Secured Obligations, such Grantor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent reasonably deems necessary or appropriate to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if a Grantor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Grantor pursuant to the power of attorney granted hereinabove).  Notwithstanding anything to the contrary in this Section 5(c), in no event shall any account control agreements, issuer control agreements or similar control arrangements with respect to investment property, deposit accounts, letter-of-credit rights or electronic chattel paper be required with respect to any Collateral until after an Event of Default has occurred and is continuing and the Administrative Agent requests such  account control agreements, issuer control agreements or similar control arrangements.  It is understood and agreed that notwithstanding this Section 5(c), the Loan Parties’ obligation to perfect the Administrative Agent’s Lien in the Material Rentable Vehicles is subject to Section 7.14(c) of the Credit Agreement.

(d)           Control.  Execute and deliver (or cause to be executed and delivered) all agreements, assignments, instruments or other documents as the Administrative Agent shall reasonably request for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.  It is understood and agreed that the Loan Parties shall not be required to execute and deliver deposit account control agreements. securities account control agreements, issuer control agreements or similar control arrangements with respect to investment property, deposit accounts, letter-of-credit rights or electronic chattel paper until such time as (x) an Event of Default has occurred and is continuing and (y) the Administrative Agent requests such account control agreements, issuer control agreements or similar control arrangements.

(e)           Collateral held by Warehouseman, Bailee, etc.  If any Collateral with a value greater than $1,000,000 and other than goods and Equipment (including any Vehicles) in the process of being shipped in the ordinary course of the applicable Grantor’s business, is at any time in the possession or control of a warehouseman, bailee, agent or processor of such Grantor and is expected to remain in possession and control of such third party, (i) notify the Administrative Agent of such possession or control, (ii) if requested by the Administrative Agent, (A) notify such Person of the Administrative Agent’s security interest in such Collateral, (B) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (C) obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(f)           Treatment of Accounts.  Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any Person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, in each case other than as normal and customary in the ordinary course of a Grantor’s business or as required by law.

(g)           Covenants Relating to Copyrights.

(i)            Not do any act or knowingly omit to do any act whereby any Copyright owned by it and material to the business of such Grantor may become invalidated and (A) not do any act, or knowingly omit to do any act, whereby any Copyright owned by it and material to the business of such Grantor may become injected into the public domain; (B) notify the Administrative Agent promptly if it knows that any Copyright owned by it and material to the business of such Grantor may become injected into the public domain or of any adverse determination in any court or tribunal in the United States or at the United States Copyright Office regarding a Grantor’s ownership of any such Copyright or its validity; (C) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each Copyright owned by a Grantor and material to the business of such Grantor and to maintain each registration of each Copyright owned by a Grantor and material to the business of such Grantor including, without limitation, filing of applications for renewal where necessary; and (D) promptly notify the Administrative Agent of any material infringement of any Copyright of a Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate and commercially reasonable under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(ii)           Not make any assignment or agreement in conflict with the security interest in the Copyrights of each Grantor hereunder (other than in connection with a Permitted Lien or as otherwise provided in the Credit Agreement).

(iii)           Notwithstanding the foregoing, nothing in this Section 5(g) or otherwise in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue or otherwise allowing to lapse, terminate or put into the public domain any of its Copyrights or applications therefor if such Grantor determines in its reasonable business judgment that such acts are desirable in the conduct of its business.

(h)           Covenants Relating to Patents and Trademarks.

(i)           (A) Continue to use each material Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain standards of quality of the products and services offered under such Trademark which are substantially similar as those standards employed in the past. , (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such Trademark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark owned by a Grantor and material to the business of such Grantor may become invalidated.

(ii)           Not do any act, or knowingly omit to do any act, whereby any material Patent owned by a Grantor and material to the business of such Grantor may become abandoned.

(iii)          Notify the Administrative Agent promptly if it knows that any application or registration relating to any Patent or Trademark owned by a Grantor and material to the business of such Grantor may become abandoned, or of any adverse determination in any proceeding in the United States Patent and Trademark Office or any court or tribunal in the United States regarding a Grantor’s ownership of any Patent or Trademark material to the business of such Grantor or its right to register the same or to keep and maintain the same.

(iv)          Whenever a Grantor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office, such Grantor shall report such filing to the Administrative Agent as required by the Credit Agreement.  Upon request of the Administrative Agent, a Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the security interest of the Administrative Agent and the Secured Parties in any Patent or Trademark in the Collateral and the goodwill and general intangibles of a Grantor relating thereto or represented thereby.

(v)           Take all necessary steps as it shall deem appropriate under the circumstances , including, without limitation, in any proceeding before the United States Patent and Trademark Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each Patent and Trademark owned by a Grantor and material to the business of such Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vi)          Promptly notify the Administrative Agent after it learns that any Patent or Trademark included in the Collateral and material to the business of such Grantor is materially infringed, misappropriated or diluted by a third party and take such actions as it shall reasonably deem appropriate and commercially reasonable under the circumstances to protect such Patent or Trademark.

(vii)          Not make any assignment or agreement in conflict with the security interest in the Patents or Trademarks of each Grantor hereunder (other than in connection with a Permitted Lien or as otherwise provided in the Credit Agreement).

(viii)           Notwithstanding the foregoing, nothing in this Section 5(h) or otherwise in this Agreement shall prevent any Grantor from disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue or otherwise allowing to lapse, terminate or put into the public domain any of its Trademarks, Patents or applications thereof if such Grantor determines in its reasonable business judgment that such acts are desirable in the conduct of its business.

(i)            Insurance.  Insure, repair and replace the Collateral of such Grantor as set forth in the Credit Agreement.  All insurance proceeds shall be subject to the security interest of the Administrative Agent hereunder.

(j)            Commercial Tort Claims.

(i)           Deliver to the Administrative Agent an updated Schedule 2(e) within thirty (30) days of the initiation of any Commercial Tort Claim in respect of which a complaint, counterclaim or any similar motion has been filed with any Governmental Authority by or in favor of such Grantor seeking damages in excess of $1,000,000.

(ii)           Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Administrative Agent may reasonably deem necessary or appropriate, or as are required by law, to create, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claim.

(k)           Certificates of Title and Material Rentable Vehicles.

(i)           By the date(s) and to the extent specified in Section 7.14(c) of the Credit Agreement, deliver to the Administrative Agent the original Certificate(s) of Title for the applicable Material Rentable Vehicles, in each case issued by the appropriate Governmental Authority reflecting the Administrative Agent’s security interest and perfected Lien upon the face thereof that is prior to all other Liens (other than Liens permitted by Section 8.01(c), (d), (h) or (j) of the Credit Agreement), in accordance with applicable state law; provided that such Grantor shall only be required to deliver such Certificate(s) of Title (A) upon the request of the Administrative Agent at such time an Event of Default has occurred and is continuing or (B) if necessary for perfection of the Administrative Agent’s Lien, in the good faith judgment of the Administrative Agent.  In connection with the foregoing, each Grantor shall execute, have notarized and deliver applications for liens, notarized powers of attorney in favor of the Administrative Agent, agreements and other similar documents reasonably acceptable to such Grantor with service companies performing services related to the Certificates of Title for the Material Rentable Vehicles, together with payments for applicable fees and expenses and each Grantor shall take such other action as reasonably requested by the Administrative Agent to perfect the Administrative Agent’s lien on the Material Rentable Vehicles.  It is understood and agreed that the Loan Parties shall not be required to comply with the terms of this Section 5(k)(i) unless and until the Loan Parties, pursuant to Section 7.14(c) of the Credit Agreement, have been required to make the filings and take such other actions as may be necessary (in the good faith judgment of the Administrative Agent) to perfect the Administrative Agent’s Lien on the Material Rentable Vehicles then owned by the Loan Parties.  From time to time as reasonably requested by a Grantor, the Administrative Agent shall execute and deliver a power of attorney, in each case in form and substance satisfactory to the Administrative Agent, as is acceptable in the relevant jurisdictions authorizing such Grantor or its agent to release and discharge the Administrative Agent's security interest or lien on Certificates of Title with respect to Material Rentable Vehicles of such Grantor sold or otherwise disposed of in the ordinary course of business;

(ii)           In the event that a Loan Party re-registers any Material Rentable Vehicle in a state other than the state that issued the original Certificate of Title therefor or upon the occurrence of any event or condition requiring the re-registration of any Certificate of Title, such Loan Party shall promptly, and in any case within sixty (60) days, (A) cause the new Certificate of Title therefor to reflect the Administrative Agent’s security interest and perfected Lien upon the face thereof that is prior to all other Liens (other than Liens permitted by Section 8.01(c), (d), (h) or (j) of the Credit Agreement) and (B) deliver the new Certificate of Title therefor to the Administrative Agent provided that such Grantor shall only be required to deliver such Certificate(s) of Title (1) upon the request of the Administrative Agent at such time an Event of Default has occurred and is continuing or

(2) if necessary for perfection of the Administrative Agent’s Lien, in the good faith judgment of the Administrative Agent.  It is understood and agreed that the Loan Parties shall not be required to comply with the terms of this Section 5(k)(ii) unless and until the Loan Parties, pursuant to Section 7.14(c) of the Credit Agreement, have been required to make the filings and take such other actions as may be necessary (in the good faith judgment of the Administrative Agent) to perfect the Administrative Agent’s Lien on the Material Rentable Vehicles then owned by the Loan Parties;

(iii)           Remain in possession of the original Certificate(s) of Title for the Material Rentable Vehicles owned or leased by such Grantor, except for Certificate(s) of Title for Material Rentable Vehicles that are in the process of being Disposed of in accordance with the terms of the Credit Agreement;

(iv)           Keep and maintain at its own cost and expense satisfactory and complete records of the Material Rentable Vehicles.  Upon the occurrence and during the continuance of an Event of Default, each Grantor shall turn over any books and records pertaining to the Material Rentable Vehicles to the Administrative Agent or to its representatives during normal business hours at the request of the Administrative Agent;

(v)           Maintain each Material Rentable Vehicle in good operating condition, ordinary wear and tear (including damage to vehicles caused by rental customers in the ordinary course of business), immaterial impairments of value and damage by the elements excepted, and will provide or cause to be provided all maintenance, service and repairs necessary for such purpose and for operation on public roads; and

(vi)           Within ninety (90) days following the date hereof, receive delivery of the Certificates of Title held by Deutsche Bank Trust Company Americas or its agent and with respect to the notations in favor of Deutsche Bank Trust Company Americas or its agent thereon obtain:

(A)           a lien nominee agreement executed by Deutsche Bank Trust Company Americas or its applicable agent appointing the Administrative Agent nominee lienholder thereunder;

(B)           a power of attorney from Deutsche Bank Trust Company Americas or its applicable agent granting both such Grantor and the Administrative Agent authority to release or remove such notations; or

(C)           notification that Deutsche Bank Trust Company Americas or its applicable agent has executed the release on such Certificates of Title or a separate release for such Certificates of Title on a form satisfying the requirements of the applicable Department of Motor Vehicles or such other agency responsible for issuing Certificates of Title in the applicable jurisdiction.

6.           Advances by Administrative Agent.  On failure of any Grantor to perform any of the covenants and agreements contained herein which constitutes an Event of Default and while such Event of Default is continuing, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of law.  All such reasonable and documented sums and amounts so expended shall be repayable by the Grantors on a joint and several basis (subject to Section 22 hereof) promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate.  No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any default under the terms of this Security Agreement, the other Loan Documents or any other documents relating to the Secured Obligations.  The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.           Remedies.

(a)           General Remedies.  Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have in respect of the Collateral, in addition to the rights and remedies provided herein, in the Loan Documents or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the Uniform Commercial Code of the jurisdiction applicable to the affected Collateral and, further, the Administrative Agent may, with or without judicial process or the aid and assistance of others to the extent permitted by applicable law, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements).  Each of the Grantors acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and terms that might have been obtained at a public sale.  In addition to all other sums due the Administrative Agent and the Secured Parties with respect to the Secured Obligations, the Grantors shall pay the Administrative Agent and each of the Secured Parties all reasonable and documented costs and expenses incurred by the Administrative Agent or any such Secured Party, in enforcing its remedies hereunder including, but not limited to, reasonable attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Secured Parties or the Grantors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Debtor Relief Laws.  To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrowers in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten Business Days before the time of sale or other event giving rise to the requirement of such notice.  The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given.  To the extent permitted by law, any Secured Party may be a purchaser at any such sale.  To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale.  Subject to the provisions of applicable law, the Administrative Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b)           Remedies Relating to Accounts.  Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Grantor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify (or require any Grantor to notify) any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts.  Each Grantor acknowledges and agrees that the Proceeds of its Accounts remitted to or on behalf of the Administrative Agent in accordance with the provisions hereof shall be held by the Administrative Agent as Collateral for the Secured Obligations.  The Administrative Agent and the Secured Parties shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance.  Each Grantor hereby agrees to indemnify the Administrative Agent and the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and attorneys’ fees suffered or incurred by the Administrative Agent or the Secured Parties (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents.  In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

(c)           Access.  In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise.  In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d)           Nonexclusive Nature of Remedies.  Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option.  No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein.  To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder.  The rights and remedies of the Administrative Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the Secured Parties may have.

(e)           Retention of Collateral.  To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC (or any successor section) or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations.  Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f)           Deficiency.  In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency (subject to Section 22 hereof), together with interest thereon at the Default Rate, together with the reasonable costs of collection and attorneys’ fees.  Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

(g)          Certificates of Title.  If any Event of Default has occurred and is continuing, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, the Loan Parties shall, at the option and immediately upon the request of the Administrative Agent, (i) cause to have reissued by the appropriate Governmental Authority each of the Certificates of Title in its possession to reflect either (A) if not already so issued pursuant to Section 5(k)(ii), the security interest and perfected Lien of the Administrative Agent in such Certificate of Title on the face thereof and the Material Rentable Vehicle it represents that is prior to all other Liens (other than Liens permitted by

Section 8.01(c), (d), (h) or (j) of the Credit Agreement) or (B) the name of the Administrative Agent or any purchaser of such Material Rentable Vehicle on the face of such Certificate of Title as the title owner of such Material Rentable Vehicle, (ii) deliver all Certificates of Title to the Administrative Agent or to any purchaser pursuant to the instructions of the Administrative Agent and (iii) comply with all other instructions of the Administrative Agent with respect to the Certificates of Title.

8.           Rights of the Administrative Agent.

(a)           Power of Attorney.  In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i)           to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may reasonably deem appropriate;

(ii)           to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(iii)           to defend, settle or compromise any action, suit or proceeding brought in respect of the Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate;

(iv)           to the extent permitted by law, to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v)           to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(vi)           to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vii)           to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(viii)           to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(ix)           to adjust and settle claims under any insurance policy relating thereto;

(x)           to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(xi)           to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate; and

(xii)           to do and perform all such other acts and things as the Administrative Agent may reasonably deem necessary or appropriate in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding and until all of the commitments relating thereto shall have been terminated (other than contingent indemnification obligations and similar obligations in each case for which no claim has been asserted).  The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so.  The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct.  This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b)           The Administrative Agent’s Duty of Care.  Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and to account for all proceeds thereof, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors.  The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral.  In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no obligation to clean, repair or otherwise prepare the Collateral for sale.

9.           Application of Proceeds.  Upon the occurrence and during the continuation of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.03 of the Credit Agreement, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

10.           Continuing Agreement.

(a)           This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding and until all of the commitments relating thereto have been terminated (other than contingent indemnification obligations and similar obligations in each case for which no claim has been asserted).  Upon payment or other satisfaction of all Secured Obligations and termination of the commitments related thereto, this Security Agreement and the liens and security interests of the Administrative Agent hereunder shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Grantors, execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination and return to Grantors all Collateral in its possession.  Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b)           This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11.           Amendments and Waivers.  This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement and, with respect to discharge or termination, Section 10(a) of this Security Agreement.

12.           Successors in Interest.  This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Grantor, its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, none of the Grantors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement.  To the fullest extent permitted by law, each Grantor hereby releases the Administrative Agent and each Secured Party, their respective successors and assigns and their respective officers, attorneys, employees and agents, from any liability for any act or omission or any error of judgment or mistake of fact or of law relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, attorneys, employees or agents.

13.           Notices.  All notices required or permitted to be given under this Security Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

14.           Counterparts.  This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

15.           Headings.  The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

16.           Governing Law; Submission to Jurisdiction; Venue.

(a)           THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(b)           EACH GRANTOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS SECURITY AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY GRANTOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)           EACH GRANTOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)           EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW

17.           Waiver of Right to Trial by Jury.

EACH PARTY TO THIS SECURITY AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18.           Severability.  To the fullest extent permitted by law, if any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

19.           Entirety.  This Security Agreement and the other Loan Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations or the transactions contemplated herein and therein.

20.           Survival.  All representations and warranties of the Grantors hereunder shall survive the execution and delivery of this Security Agreement and the other Loan Documents, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

21.           Other Security.  To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then to the extent permitted by applicable law the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Security Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

22.           Joint and Several Obligations of Grantors.

(a)           Subject to subsection (c) of this Section 22, each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodations to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b)           Subject to subsection (c) of this Section 22, each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.

(c)           Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Grantor under the Credit Agreement, the other Loan Documents and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

23.           Release of Collateral

(a)           Upon the occurrence of (i) a Disposition of a portion of the Collateral (other than all or substantially all of the Collateral) permitted by Section 8.05 of the Credit Agreement or (ii) a disposition of Collateral (other than all or substantially all of the Collateral) permitted by clause (a), (b), (e) or (g) of the definition of “Dispositions”, the Liens upon such portion of the disposed (or Disposed) Collateral, excluding all Proceeds thereof and all replacement Collateral, created hereby shall be automatically released.  After such disposition (or Disposition), at the request of the applicable Grantor and at the sole cost and expense of Grantors, the Administrative Agent shall deliver to the applicable Grantor any released Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents, in form and substance reasonably acceptable to the Administrative Agent and such Grantor, necessary to evidence such release.

(b)           If Agent shall be directed pursuant to subsection 10.10(a)(iii) of the Credit Agreement to release any Lien or any Collateral, such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, such subsection 10.10(a) and such direction to the Administrative Agent.  After such release, at the request of any Grantor and at the sole cost and expense of Grantors, following any such release, the Administrative Agent shall deliver to such Grantor any released Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents in form and substance reasonably acceptable to Administrative Agent and such Grantor as such Grantor shall reasonably request to evidence such release.

(c)           Upon the occurrence of both (i) a Grantor ceasing to be a Subsidiary as a result of a transaction permitted by the Credit Agreement and the other Loan Documents and (ii) at the request of such Grantor and at the sole cost and expense of Grantors, such Grantor shall be automatically released from its obligations hereunder.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:                                         DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.,
a Delaware corporation

By:_________________________
Name:
Title:

DTG OPERATIONS, INC.,
an Oklahoma corporation

By:_________________________
Name:
Title:

DOLLAR RENT A CAR, INC.,
an Oklahoma corporation

By:_________________________
Name:
Title:

DTG SUPPLY, INC.,
an Oklahoma corporation

By:_________________________
Name:
Title:

THRIFTY, INC.,
an Oklahoma corporation

By:_________________________
Name:
Title:

[Signature Pages Continue]

THRIFTY CAR SALES, INC.,
an Oklahoma corporation

By:_________________________
Name:
Title:

THRIFTY RENT-A-CAR SYSTEM, INC.,
an Oklahoma corporation

By:_________________________
Name:
Title:

THRIFTY INSURANCE AGENCY, INC.,
an Arkansas corporation

By:__________________________
Name:
Title:

TRAC ASIA PACIFIC, INC.,
an Oklahoma corporation

By:__________________________
Name:
Title:

[Signature Pages Continue]

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By: _____________________________
Name:
Title:

SCHEDULE 2(e)

COMMERCIAL TORT CLAIMS

None

EXHIBIT 5(c)(i)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of February [__], 2012 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the registered copyrights, exclusive copyright licenses and copyright applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the copyrights, copyright licenses and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright, copyright license or copyright application.

Very truly yours,

__________________________________
[Grantor]

By:____________________________
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:____________________
Name:
Title:

EXHIBIT 5(c)(ii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of February [__], 2012 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the patents, exclusive patent licenses and patent applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the patents, patent licenses and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent, patent license or patent application.

Very truly yours,

__________________________________
[Grantor]

By:___________________________
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:____________________
Name:
Title:

EXHIBIT 5(c)(iii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of February [__], 2012 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the registered trademarks, exclusive trademark licenses and trademark applications set forth on Schedule 1 attached hereto (the “Trademark Collateral”) to the Administrative Agent for the ratable benefit of the Secured Parties, provided that no security interest has been granted or attached to any such Trademark Collateral if and for so long as the grant of such security interest or attachment would have impaired the validity of enforceability or would have resulted in the abandonment or termination of such Trademark Collateral; and provided further that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability or termination shall be remedied.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the Trademark Collateral (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark , trademark license or trademark application.

Very truly yours,

__________________________________
[Grantor]

By:____________________________
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:_____________________
Name:
Title: